UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
November 8, 2010
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	95-4840775
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On November 8, 2010, Northrop Grumman Corporation (the “Company”) issued $500,000,000 in aggregate principal amount of 1.850% Senior Notes due 2015 (the “2015 Notes”), $700,000,000 in aggregate principal amount of 3.500% Senior Notes due 2021 (the “2021 Notes”) and $300,000,000 in aggregate principal amount of 5.050% Senior Notes due 2040 (the “2040 Notes” and, together with the 2015 Notes and the 2021 Notes, the “Notes”). The Notes were issued pursuant to an indenture (the “Original Indenture”), dated as of November 21, 2001, as modified by the first supplemental indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), and as supplemented by the second supplemental indenture, dated as of November 8, 2010 (the “Second Supplemental Indenture”), between the Company and The Bank of New York Mellon (the “Trustee”) (the Original Indenture as modified and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”).
     On November 1, 2010, the Company entered into an Underwriting Agreement with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters.
     The Notes are unsecured senior obligations of the Company and will rank equally and ratably in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness and will rank senior in right of payment to any future indebtedness of the Company that is subordinated to the Notes. The Notes will be effectively subordinated to (i) all of the Company’s existing and future secured indebtedness to the extent of the assets securing that indebtedness, and (ii) all indebtedness and liabilities of the Company’s subsidiaries, including any of the Company’s future indebtedness guaranteed by its subsidiaries. The foregoing description of the Notes does not purport to be complete. For an understanding of the terms and provisions of the Notes, reference should be made to the Indenture and the forms of Notes included in the Second Supplemental Indenture.
     The 2015 Notes will mature on November 15, 2015, the 2021 Notes will mature on March 15, 2021 and the 2040 Notes will mature on November 15, 2040. The Company will pay interest on the 2015 Notes and the 2040 Notes semi-annually in arrears on May 15 and November 15 of each year, commencing May 15, 2011. The Company will pay interest on the 2021 Notes semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2011. The Company may at its option redeem the Notes, in whole or in part at any time or from time to time, at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission dated November 1, 2010 (the “Final Prospectus Supplement”).
     The Company has on file with the Securities and Exchange Commission an effective registration statement on Form S-3 dated July 29, 2008 (Registration No. 333-152596, the “Registration Statement”), including a Prospectus included in the Registration Statement, a Preliminary Prospectus Supplement dated November 1, 2010, a Free Writing Prospectus dated November 1, 2010, and the Final Prospectus Supplement in connection with the public offering of the Notes. The Company incorporates by reference the exhibits filed with this report into the Registration Statement.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 1(a)	Underwriting Agreement, dated November 1, 2010, among Northrop Grumman Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein

Exhibit 4(a)	Second Supplemental Indenture, dated as of November 8, 2010 between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

Exhibit 4(b)	Form of 1.850% Senior Note due 2015 (included in Exhibit 4(a))

Exhibit 4(c)	Form of 3.500% Senior Note due 2021 (included in Exhibit 4(a))

Exhibit 4(d)	Form of 5.050% Senior Note due 2040 (included in Exhibit 4(a))

Exhibit 5(a)	Opinion of Sheppard, Mullin, Richter & Hampton LLP

Exhibit 23(a)	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5(a))

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
November 8, 2010	By:	/s/ Joseph F. Coyne, Jr.
(Date)		(Signature)
Joseph F. Coyne, Jr. Corporate Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.
1(a)	Underwriting Agreement, dated November 1, 2010 among Northrop Grumman Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the several underwriters named therein

4(a)	Second Supplemental Indenture, dated as of November 8, 2010 between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

5(a)	Opinion of Sheppard, Mullin, Richter & Hampton LLP